Exhibit 99.1

Precipio to distribute HemeScreen® through Fisher Healthcare channel

Agreement Enhances Precipio’s Product Reach to US Laboratories

NEW HAVEN, CT – (Globe Newswire) – (July 20th, 2022) – Specialty cancer diagnostics company Precipio, Inc. (NASDAQ: PRPO), today announced that it has entered into an agreement with Fisher Healthcare, a part of Thermo Fisher Scientific to distribute its proprietary HemeScreen assays to its customers.

As one of the largest distributors of laboratory and diagnostic products nationwide, the Fisher Healthcare channel will enable Precipio to expand access to laboratories across the United States for Precipio’s HemeScreen suite of products. This partnership is a logical expansion of Precipio’s distribution strategy, the leveraging of industry leading sales channels rather than building its own sales force.

“Entering into an agreement with the Fisher Healthcare channel will expand access to customers and drive distribution and revenue for our HemeScreen product suite”, said Keith Meadors, Precipio’s Senior Vice President of Products. “Now more than ever, it is important for laboratories to have products that are accurate, decrease turnaround times and are cost-effective. The HemeScreen technology excels in these areas and will support the Fisher Healthcare channel in its commitment to serve its customers.”

About Precipio

Precipio has built a robust specialty cancer diagnostics platform that enables the rapid development of highly differentiated, proprietary clinical diagnostics products which provide superior clinical, operational, and economic benefits to laboratories worldwide. Precipio leverages its relationships with world-class academic institutions, coupled with its in-house clinical laboratory which enables its internal product development and testing engine to create and offer proprietary tests and reagents that enhance diagnostic accuracy, and improve patient care. For more information, please visit www.precipiodx.com.

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Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, statements related to the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government, consumers, and the company, on our business, financial condition and results of operations, and any such forward-looking statements, whether concerning the COVID-19 pandemic or otherwise, involve risks, assumptions and uncertainties. Except for historical information, statements about future volumes, sales, growth, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations, or could affect the company’s ability to achieve its strategic goals, include the uncertainties relating to the impact of COVID-19 on the company’s business, operations and employees and the other factors that are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis” in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as updated from time to time in the company’s Securities and Exchange Commission filings.

The company’s forward-looking statements in this press release are based on management’s current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Inquiries:

investors@precipiodx.com

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